UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 16, 2023
Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION
REGENCY CENTERS, L.P.
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Independent Drive, Suite 114
Jacksonville, Florida 32202
(Address of principal executive offices) (Zip Code)
(904)
598-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:
Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

6.25% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC

5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note
As previously disclosed in the Current Report on Form
8-K
filed by Regency Centers Corporation, a Florida corporation (“
Regency
”), on May 18, 2023 with the Securities and Exchange Commission, on May 17, 2023, Regency entered into an Agreement and Plan of Merger (“
Merger Agreement
”) by and among Regency, Hercules Merger Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of Regency (“
Merger Sub
”), Urstadt Biddle Properties Inc., a Maryland corporation (“
Urstadt Biddle
”), UB Maryland I, Inc., a Maryland corporation and a direct wholly owned subsidiary of Urstadt Biddle (“
Hermes Sub I
”), and UB Maryland II, Inc., a Maryland corporation and a direct wholly owned subsidiary of Hermes Sub I (“
Hermes Sub II
”).
On August 18, 2023 (the “
Closing Date
”), upon the terms and subject to the conditions set forth in the Merger Agreement, (a) Hermes Sub II merged with and into Urstadt Biddle (the “
First Merger
”), with Urstadt Biddle surviving the First Merger as a wholly owned subsidiary of Hermes Sub I, and (b) following the First Merger, Hermes Sub I merged with and into Merger Sub (the “
Second Merger
” and together with the First Merger, the “
Mergers
”), with Merger Sub being the surviving entity in the Second Merger.
Item 3.02. Unregistered Sale of Equity Securities.
The information set forth in (a) Item 5.03 under the subheading “Fifth Amended and Restated Agreement of Limited Partnership,” and (b) the RCLP Series A Amendment (as defined below) and RCLP Series B Amendment (as defined below), which are filed hereto as Exhibits 3.4 and 3.5, respectively, are incorporated herein by reference to this Item 3.02.
Item 3.03. Material Modification to the Rights of Security Holders.
The information set forth in (a) Item 5.03 under the subheading “Articles of Incorporation,” and (b) the Series A Amendment (as defined below) and Series B Amendment (as defined below), which were filed as Exhibits 3.3 and 3.4, respectively, to Regency’s registration statement on Form
8-A
filed on August 17, 2023, are incorporated herein by reference to this Item 3.03.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Articles of Incorporation
On August 16, 2023, Regency filed with the State of Florida amendments to the Regency Restated Articles of Incorporation (the “
Articles of Incorporation
”) (a) designating the preferences, rights and limitations of the Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“
Regency Series A Preferred Stock
” and such amendment, the “
Series A Amendment
”), (b) designating the preferences, rights and limitations of the Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (“
Regency Series B Preferred Stock
” and such amendment, the “
Series B Amendment
”) and (c) for the deletion of the designations for Regency’s Series 6 and Series 7 Cumulative Redeemable Preferred Stock, of which no shares were issued and outstanding as of the filing date of the amendment for their deletion (such amendment, the “
Series 6 and 7 Deletion Amendment
”). A copy the Series A Amendment, Series B Amendment and Series 6 and 7 Deletion Amendment, which were filed as Exhibits 3.3, 3.4 and 3.5, respectively, to Regency’s registration statement on Form
8-A
filed on August 17, 2023, are incorporated herein by reference.
Fifth Amended and Restated Agreement of Limited Partnership
On August 18, 2023, following the closing of the transactions contemplated by the Merger Agreement and the conversion of Urstadt Biddle into a Maryland limited liability company called “REG-UB Properties LLC,” Regency contributed all of the issued and outstanding membership interests of Merger Sub, which is the surviving company of the Second Merger, and holds the newly acquired Urstadt Biddle business, in exchange for common units, Series A Cumulative Redeemable Preferred Units and Series B Cumulative Redeemable Preferred Units of Regency Centers, L.P. (the “
Operating Partnership
”). The number of common units, Series A Cumulative Redeemable Preferred Units and Series B Cumulative Redeemable Preferred Units issued by the Operating Partnership in the aforementioned contribution is equal to the number of shares of Regency common stock, Regency Series A Preferred Stock and Regency Series B Preferred Stock, respectively, as were issued in connection with the Mergers. The Series A Cumulative Redeemable Preferred Units and Series B Cumulative Redeemable Preferred Units have substantially identical economic terms as the Regency Series A Preferred Stock and Regency Series B Preferred Stock, respectively, as set forth in the Amendment dated August 16, 2023 to the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership Relating to the Series A Cumulative Redeemable Preferred Units (the “
RCLP Series A Amendment
”) and Amendment dated August 16, 2023 to the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership Relating to the Series B Cumulative Redeemable Preferred Units (the “
RCLP Series B Amendment
”) executed by Regency, as general partner of the Operating Partnership. The RCLP Series A Amendment and RCLP Series B Amendment are attached hereto as Exhibits 3.4 and 3.5, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On August 18, 2023, Regency issued a press release announcing the closing of the Mergers described in the Introductory Note. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished under this item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01. Other Events.
On August 21, 2023, shares of Regency Series A Preferred Stock and Regency Series B Preferred Stock, issued pursuant to the Mergers are expected to be listed on, and begin trading on, the Nasdaq Stock
Market
under
the
trading symbols “REGCP” and “REGCO,” respectively.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to the Company’s Restated Articles of Incorporation Designating the Preferences, Rights and Limitations of the Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.3 in Regency’s Form 8-A filed on August 17, 2023)

3.2	Articles of Amendment to the Company’s Restated Articles of Incorporation Designating the Preferences, Rights and Limitations of the Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.4 in Regency’s Form 8-A filed on August 17, 2023)

3.3	Articles of Amendment to the Company’s Restated Articles of Incorporation Deleting the Series 6 and Series 7 Cumulative Redeemable Preferred Stock Designations (incorporated by reference to Exhibit 3.5 in Regency’s Form 8-A filed on August 17, 2023)

3.4	Amendment to the Fifth Amended and Restated Agreement of Limited Partnership Relating to the Series A Cumulative Redeemable Preferred Units, dated August 16, 2023

3.5	Amendment to the Fifth Amended and Restated Agreement of Limited Partnership Relating to the Series B Cumulative Redeemable Preferred Units, dated August 16, 2023

99.1	Press Release of Regency Centers Corporation, issued August 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this
report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

/s/ Michael R. Herman
	Name:	Michael R. Herman
Dated: August 18, 2023	Title:	Senior Vice President, General Counsel and Corporate Secretary

REGENCY CENTERS, L.P. By: Regency Centers Corporation, its general partner

/s/ Michael R. Herman
	Name:	Michael R. Herman
Dated: August 18, 2023	Title:	Senior Vice President, General Counsel and Corporate Secretary